                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003
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                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

               Delaware                               333-102489                            74-2440850
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                        745 Seventh Avenue, 7th Floor                                         10019
                             New York, New York
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                  (Address of principal executive offices)                                   Zip Code


           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-17A, Group I Certificates (the "Group I Certificates"). The Group I Certificates are being offered pursuant to a Prospectus Supplement which is expected to be dated May 28, 2003 and a Prospectus dated March 20, 2003 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-102489) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STRUCTURED ASSET SECURITIES CORPORATION


                             By: /s/ Michael C. Hitzmann
                                -------------------------------------
                             Name:  Michael C. Hitzmann
                             Title: Vice President

Date: May 23, 2003

                                  EXHIBIT INDEX

Exhibit No.                     Description                           Page No.
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99.1                            Computational Materials